UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Tenth Amendment to Credit Agreement

On November 1, 2024, Vireo Growth Inc. (the “Company”), entered into a Joinder and Tenth Amendment to Credit Agreement by and among the Company and certain of its subsidiaries party thereto as Borrowers (as defined in the Credit Agreement defined below), the lenders party thereto (the “Lenders”), and Chicago Atlantic Admin, LLC (the “Agent”) as administrative agent and as collateral agent (the “Tenth Amendment”).

The Tenth Amendment modifies that certain Credit Agreement dated as of March 25, 2021, as amended by an Omnibus First Amendment to Credit Agreement and Security Agreement dated as of November 1, 2021, a Second Amendment to Credit Agreement dated as of November 18, 2021, a Third Amendment to Credit Agreement dated as of January 31, 2022, a Fourth Amendment to Credit Agreement dated as of March 3, 2022, a Fifth Amendment to Credit Agreement and First Amendment to Security Agreement dated as of March 31, 2023, a Sixth Amendment to Credit Agreement dated as of April 28, 2023, a Seventh Amendment to Credit Agreement dated as of April 30, 2024, an Eighth Amendment to Credit Agreement dated as of June 14, 2024, and a Waiver and Ninth Amendment to Credit Agreement dated as of July 31, 2024, each among the Company and certain subsidiaries of the Company as Borrowers (as defined in the Credit Agreement), the other Credit Parties (as defined in the Credit Agreement) from time to time party thereto, the Lenders from time to time party thereto, and the Agent (the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Tenth Amendment, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement).

Among other matters, the Tenth Amendment provides a convertible note facility (the “Convertible Notes”) with a maximum principal amount of US$10 million. The Convertible Notes mature November 1, 2027, have a cash interest rate of 12.0 percent per year, are convertible into that number of the Company’s subordinate voting shares determined by dividing the outstanding principal amount plus all accrued but unpaid interest on the Convertible Notes on the date of such conversion by a conversion price of US$0.625.

This summary of the Tenth Amendment is qualified in its entirety by reference to the full text of the Tenth Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Oﬀ-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 is incorporated herein by reference to the extent responsive to Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 is incorporated herein by reference to the extent responsive to Item 3.02. The Convertible Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act.

Item 7.01	Regulation FD Disclosure

On November 1, 2024, the Company issued a press release announcing the matters addressed in this Current Report on Form 8-K. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Joinder and Tenth Amendment to Credit Agreement, dated November 1, 2024, by and among Vireo Growth Inc., and certain of its subsidiaries, the lenders party thereto, and Chicago Atlantic Admin, LLC, as administrative agent and as collateral agent
99.1	Press Release, dated November 1, 2024*
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

By:	/s/ Amber Shimpa
Amber Shimpa
Chief Executive Officer and President

Date: November 7, 2024